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                               SECURITY AGREEMENT

                  This Security Agreement (this "Agreement") is made as of April 28, 1999, between HealthCore Medical Solutions, Inc. (the "Secured Party") and Adatom, Inc. (the "Debtor").

                              W I T N E S S E T H :

                  WHEREAS, the Secured Party and the Debtor have entered into a certain Letter of Intent (the "Letter"), dated as of the date hereof, which contemplates the merger of the Debtor with and into the Secured Party (the "Merger");

                  WHEREAS, in accordance with the terms of the Letter, the Secured Party and the Debtor have entered into a negotiable promissory note of even date herewith (the "Note"), in the aggregate principal amount of Two Hundred Fifty Thousand ($250,000) Dollars; and

                  WHEREAS, the Debtor desires to grant the Secured Party a security interest in its assets to secure payment of all amounts due or to become due under the Note (such amounts being the "Indebtedness"), upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                             I. Certain Definitions

                  1.1 "Collateral" means all of those present or future assets, real or personal, tangible or intangible, of the Debtor in which a security interest is granted under Section 2.1 hereof.

                  1.2 "Event of Default" shall mean any Event of Default as defined in the Note.

                  1.3 "UCC" means the Uniform Commercial Code as adopted and in effect from time to time under the laws of the State of California.

                                 II. Collateral

                  2.1 Grant of Security Interest. In order to secure the payment in full of all Indebtedness of the Debtor to the Secured Party, the Debtor hereby grants to the Secured Party a security interest in the Collateral, consisting of: (i) all of the Debtor's accounts, equipment, inventory, intellectual property rights, general intangibles, chattel paper, instruments, documents and other property and assets (real or personal), whether presently owned by the Debtor or hereafter acquired and wherever located; (ii) all of the products and proceeds of all of the foregoing Collateral (including all proceeds of insurance policies covering the Collateral) as well as all accessions, additions, substitutions, replacements and increments thereto; and (iii) all books and records, including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records of the Debtor pertaining to any of the foregoing items described in clauses (i) and
(ii).


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                  2.2 UCC Terms. As used herein, the terms accounts, equipment, inventory, general intangibles, chattel paper, instruments, documents and account debtor, shall have the respective meanings ascribed to the terms in the UCC.

                  2.3 Continuing Perfection. The Debtor will perform any and all steps requested by the Secured Party to create and maintain in the Secured Party's favor a valid and perfected, first-priority security interest in the Collateral, including, without limitation, the execution, delivery, filing and recording of financing statements and any other documents necessary or desirable to protect the Secured Party's interest in the Collateral or to enable the Secured Party to enforce its rights or remedies hereunder. The Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things which the Secured Party may deem necessary to perfect and to continue the perfected security interests and liens provided for in this Agreement, including, but not limited to, executing financing statements on behalf of the Debtor. The Secured Party shall provide notice to the Debtor of any financing statements that it executes on behalf of the Debtor.

                 III. Representations, Covenants And Warranties

                  To induce the Secured Party to enter into this Agreement and to make the loan evidenced by the Note, the Debtor represents covenants and warrants to the Secured Party as follows:

                  3.1 Good Standing. The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

                  3.2 Intellectual Property. Schedule 3.2 sets forth all trademarks, trade names, patents and copyrights (or applications thereof) used by the Debtor in connection with its businesses.

                  3.3 Collateral. There is no item of Collateral located outside of the State of California, and all item of Collateral are owned by the Debtor free and clear of any mortgage, lien, security interest, encumbrance or charge of any character (other than the security interest granted hereunder).

                  3.4 Sales and Encumbrances. Without the prior written consent of the Secured Party the Debtor shall not: (i) other than in the ordinary course of business, sell, loan, lease, assign, transfer, convey or alienate the Collateral or any portion thereof, or any interest therein; and (ii) suffer or permit any mortgage, lien, security interest, encumbrance or charge of any character upon or against the Collateral (other than the security interest granted herein).

                  3.5 No Violation. The execution of this Agreement and the Note, and the performance by the Debtor of its obligations hereunder and thereunder, do not, at the date of execution hereof, violate the charter or by-laws of the Debtor or any agreement or undertaking to which it is a party or by which it is bound.

                  3.6 No Litigation. There are no judgments against the Debtor as of the date of this Agreement and no material litigation or administrative proceeding before any governmental body is presently pending now, or to the knowledge of the Debtor threatened, against the Debtor or any of its property.


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                  3.7 Good Title. On the date of this Agreement, the Debtor has good and valid title to all of its properties and assets, real, personal and mixed, and none of said properties or assets is subject to any mortgage, pledge, lien, security interest, encumbrance, charge or title retention or other security agreement or arrangement of any character whatsoever.

                  3.8 Inspection. The Secured Party or its designated representatives shall have the right, at any time or times during the Debtor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records at the Debtor's expense) and the premises upon which any of the Collateral is located, to discuss the Debtor's affairs and finances with any officer or employee and to verify in any manner the Secured Party deem reasonably advisable, the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

                  3.9 Duty to Update. In the event that any of the representations or warranties of the Debtor contained herein ceases to be true in any respect, the Debtor shall immediately inform the Secured Party of such situation and provide all details relating thereto.

                  IV. Remedies Upon Event of Default

                  Upon the occurrence of any Event of Default and during the continuation thereof, or at any time thereafter, the Secured Party shall have all rights and remedies of a secured party under the UCC or other applicable statute or rule, and may, at its sole option, and without limitation to any other permissible actions, take any one or more of the following actions:

                  4.1 Control of Accounts. (i) the Secured Party shall have the right at any time and from time to time, without notice, to notify account debtors of the Debtor to make payments to the Secured Party; to endorse all items of payment which may come into its hands payable to the Debtor; to take control of any cash or non-cash proceeds of accounts and of any returned or repossessed goods; to compromise, extend or renew any account or deal with it as it may deem advisable; to make exchanges, substitutions or surrenders of Collateral and to notify the postal authorities to deliver all mail, correspondence or parcels addressed to the Debtor to the Secured Party at such address as the Secured Party may designate; and (ii) the Debtor hereby appoints each of the Secured Party or its designee as attorney-in-fact to endorse the Debtor's name on any checks, notes, acceptances, drafts or any other instrument or document requiring said endorsement and to sign the Debtor's name on any invoice or bills of lading relating to any account, or drafts against its customers, or schedules or confirmatory assignment on accounts, or notices of assignment, financing statements under the UCC, and other public records, and in verification of accounts and in notices to account debtors.

                  4.2 Possession of Collateral. Proceed with or without judicial process to take possession of all or any part of the Collateral, and the Debtor agrees that upon receipt of notice of the Secured Party's intention to take possession of all or any part of said Collateral, the Debtor will do everything reasonably necessary to assemble the Collateral and make the same available to the Secured Party at a place to be designated by the Secured Party. The Debtor hereby waives any and all rights it may have, by statute, constitution or otherwise to notice or a hearing to determine the probable cause of the Secured Party to obtain possession, by court proceedings or otherwise, of the Collateral.


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                  4.3 Methods Of Sale. So long as the Secured Party acts in a commercially reasonable manner, the Secured Party may assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral or any rights or interest therein in accordance with the UCC, and without limiting the scope of the Secured Party's rights thereunder, the Secured Party may sell the Collateral at public or private sale, or in any other manner, at such price or prices as the Secured Party may deem best, and either for cash or credit, or for future delivery, at the option of the Secured Party, in bulk or in parcels and with or without having the Collateral at the sale or other disposition. The Secured Party shall have the right to conduct such sales for the Debtor's account on the Debtor's premises or elsewhere and shall have the right to use the Debtor's premises without charge for such sales for such time or times as the Secured Party may see fit. In connection with the exercise of the Secured Party's rights and remedies under this Section 5, the Secured Party is hereby granted a license or other right to use, without charge, the Debtor's patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Debtor's rights under all licenses shall inure to the Secured Party's benefit. The Debtor agrees that a reasonable means of disposition of accounts shall be for the Secured Party to hold and liquidate any and all accounts. In the event of a sale of the Collateral, or any other disposition thereof, the Secured Party shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to the Indebtedness of the Debtor to the Secured Party.

                  4.4 Attorneys' Fees And Expenses. The Secured Party may include to the Indebtedness of the Debtor the Secured Party's expenses to obtain or enforce payment of any Indebtedness and to exercise any of its other rights under the Note, including, without limitation, reasonable fees and expenses of counsel.

                                V. Miscellaneous

                  5.1 Entire Agreement. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings between the parties with respect thereto.

                  5.2 No Waiver. The Debtor agrees that no delay on the part of the Secured Party in exercising any power or right hereunder or under the Letter or the Note shall operate as a waiver of any such power or right, preclude any other or further exercise thereof, or the exercise of any other power or right. No waiver of any provision of any this Agreement shall be valid unless in a writing signed by the party entitled to the benefit of such provision.

                  5.3 Certain Actions; Exculpation; Amendment. The Secured Party shall not have any liability to the Debtor for any action taken in its capacity as Secured Party in the exercise of its remedies hereunder, except, where applicable, to the extent the Secured Party fails to act in a commercially reasonable manner (i.e., in accordance with the applicable provisions of the UCC). Any amendment to this Agreement must be set forth in a writing executed by each of the parties hereto.

                  5.4 Waiver of Notice. The Debtor waives presentment, dishonor and notice of dishonor, protest and notice of protest by the Secured Party.


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                  5.5 Governing Law. This Agreement and the rights of the
parties hereto shall be governed by and construed solely in accordance with the internal laws of the State of New York, except to the extent the UCC is applicable.

                  5.6 Jurisdiction. The Debtor hereby irrevocably consents to the nonexclusive jurisdiction of the Courts of the State of New York or any Federal Court in such State in connection with any action or proceeding arising out of or related to this Agreement or the Note. In any such litigation, the Debtor waives personal service of any summons, complaint or other process and agrees that service of any summons, complaint or other process may be made by certified or registered mail to it, at the address provided herein. THE DEBTOR WAIVES TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE NOTE.

                  5.7 Successors or Assigns. This Agreement and the Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement may not be assigned by the parties hereto, provided, however, that the Secured Party may assign this Agreement to any person or entity (or person or entity affiliated therewith) to whom the Secured Party concurrently assigns the Note.

                  5.8 Rights Cumulative. The rights and remedies expressed herein or in the Note to be vested in or conferred upon the Secured Party shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred upon secured creditors by the UCC or any other applicable law.

                  5.9 Notification of Disposition of Collateral. Any notification of a sale or other disposition of the Collateral or of any other action by the Secured Party required to be given by the Secured Party to the Debtor will be sufficient if given personally or mailed to the Debtor, by registered or certified mail (return receipt requested), to the address set forth for the Debtor in Section 5.10 hereof, not less than five (5) days prior to the day on which such sales or other disposition will be made and such notification shall be deemed reasonable notice.

                  5.10 Address For Notice. All notices and other communications hereunder shall be of no force or effect unless in writing and shall be deemed given when delivered personally (including by express courier) or, if mailed by registered or certified mail (return receipt requested), five (5) days after having been so mailed, to the parties at their respective addresses set forth below (or at such other address for a party as shall be specified by like notice):

                  If to the Secured Party:

                           HealthCore Medical Solutions, Inc.
                           405 Lexington Avenue, 50th Floor
                           New York, NY  10174
                           Attention: Neal Polan, President

                  with a copy to:

                           Epstein Becker & Green, P.C.
                           250 Park Avenue


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                           New York, NY  10017
                           Attention: Seth Truwit, Esq.

                  If to the Debtor:

                           Adatom, Inc.
                           920 Hillview Court, Suite 160
                           Milipitas, CA  95035
                           Attention: Richard Barton, President

                  with a copy to:

                           McCutchen, Doyle, Brown & Enersen, LLP
                           Three Embarcadero Center
                           San Francisco, CA  94111
                           Attention: Henry D. Evans, Jr., Esq.

                  5.11 Titles. The titles and headings indicated herein are inserted for convenience only and shall not be considered a part of this Agreement or in any way limit the construction or interpretation of this Agreement.

                  5.12 Counterparts. This Agreement may be signed in one or more counterparts which, taken together, shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                     HEALTHCORE MEDICAL SOLUTIONS, INC.


                                     By: /s/ Neal Polan
                                         ------------------------------------
                                         Neal Polan, President & CEO


                                     ADATOM, INC.


                                     By: /s/ Richard Barton
                                         ------------------------------------
                                         Richard Barton, President




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